May 24, 2013

DREYFUS INSTITUTIONAL RESERVES FUNDS

Supplement to  Prospectuses

dated May 1, 2013

The following information supersedes and replaces the information contained in the section of the prospectuses entitled "Fund Summary – Purchase and Sale of Fund Shares":

The fund is designed for institutional investors.  In general, the fund's minimum initial investment is $275,000,000 and there is no minimum subsequent investment.  Certain types of accounts are eligible for lower minimum investments.  You may sell (redeem) your shares on any business day by wire, telephone or compatible computer facility.  Your shares will be sold at the next net asset value calculated after your order is received in proper form.